FOR IMMEDIATE RELEASE

FRP Holdings, Inc. Reports Fiscal 2026 First Quarter Results

Mining Royalties Volume Up 7.9% and Revenue Per Ton Up 6.5%

Multifamily and Industrial Occupancy Pressured; Re-Leasing the Near-Term Priority

JACKSONVILLE, FL., May 12, 2026 – FRP Holdings, Inc. (NASDAQ: FRPH), a full-service real estate investment and development company with four distinct business segments including Multifamily, Industrial and Commercial, Development, and Mining and Royalty Lands, today reported financial results for the quarter ended March 31, 2026. Key results for the quarter ended 2026 include (compared with the first quarter 2025):

Q1 2026 Financial Highlights:
•Net loss of $0.7 million or $(0.04) per share, versus net income of $1.7 million or $0.09 per share
•Pro rata NOI of $8.9 million versus $9.4 million, down 5%
•Multifamily portfolio occupancy of 92.1% across 1,827 units versus 94.0%
•Industrial & Commercial occupancy of 69.9% ex-Chelsea, down from 85.2%
•Mining royalties: volume up 7.9%, revenue per ton up 6.5%
•Closed Altman Logistics acquisition October 21, 2025; first full quarter of platform integration
"Our first quarter results reflect the headwinds we flagged exiting last year, including occupancy pressure across our DC multifamily assets, industrial vacancies in Maryland that we are working to re-lease, and elevated G&A from the integration costs related to the Altman acquisition," said John Baker III, CEO of FRP Holdings. Baker continued, "Mining royalties continue to be a bright spot, with volume and pricing both moving favorably for the second consecutive quarter. We have more capital deployed in active development today than at any point in recent history, and over the next two years, lease-up of that pipeline will reshape our earnings profile. Near-term, our focus is straightforward: re-lease the Maryland industrial portfolio, stabilize occupancy in the DC multifamily assets, and deliver our active development projects on schedule.”

Operating Performance Snapshot (dollars in thousands)

Metric	Q1 2026	Q1 2025
Net Income Attributable to the Company	($687)	$1,710
Pro Rata NOI	$8,861	$9,364
Multifamily Pro Rata NOI	$4,084	$4,630
Industrial & Commercial NOI	$758	$1,139
Mining Royalty NOI	$3,782	$3,284

Q1 Consolidated Results of Operations
•Net loss of $687,000 or $(0.04) per share, versus net income of $1,710,000 or $0.09 per share in Q1 2025
•Pro rata NOI of $8.9 million versus $9.4 million in Q1 2025, with the decline driven by lower Multifamily and Industrial NOI partially offset by higher Mining Royalty NOI
•Total revenues of $10.6 million, up 2.8%, as a 15% increase in mining royalty revenue and $164,000 of joint venture management fee revenue from the Altman platform offset a 5% decline in lease revenue
•G&A of $4.1 million, up $1.5 million versus Q1 2025, driven by $311,000 higher audit fees, $173,000 of valuation and accounting consulting fees, $110,000 of IT consulting and higher wages all primarily related to the Altman acquisition
•Net investment income decreased $873,000, reflecting reduced earnings on cash equivalents on lower balances and rates ($650,000) and lower lending venture income ($223,000) on smaller loan balances
•Equity in loss of joint ventures was an unfavorable $584,000, driven by lower revenues and higher expenses

Multifamily Segment
•Pro rata NOI of $4.1 million, down $546,000 or 12% versus Q1 2025; portfolio-wide occupancy of 92.1% across 1,827 units, down from 94.0% a year ago
•Decline concentrated in DC assets: Dock 79 NOI down $104,000 with occupancy declining 630 bps to 89.3%; The Maren NOI down $96,000 with occupancy declining 230 bps to 91.6%; The Verge NOI down $148,000 with occupancy declining 370 bps to 89.8%; Bryant Street NOI down $195,000 on higher operating costs
•Greenville assets flat with Riverside NOI up $12,000 and occupancy up 410 bps to 97.0%; .408 Jackson NOI down modestly with occupancy at 95.3%
•Renewal rate increases ranged from 0.6% to 6.1% across the portfolio

Industrial and Commercial Segment
•NOI of $758,000, down $381,000 or 33% versus Q1 2025
•Ten buildings in service totaling 773,356 sq ft of industrial and 33,708 sq ft of office; blended occupancy of 47.5%, reflecting the 258,279 sq ft Chelsea Road spec warehouse currently 100% vacant and in lease-up
•Excluding Chelsea, occupancy was 69.9% versus 85.2% in Q1 2025, with the further decline driven by additional non-renewing leases on top of the prior tenant eviction

•Chelsea contributed $218,000 of depreciation and $80,000 of operating costs in the quarter with no offsetting revenue
•Re-leasing the Maryland portfolio remains the primary near-term NOI driver for this segment

Mining Royalty Segment
•Revenue of $3.7 million, up $483,000 or 15% versus Q1 2025; royalty tons up 7.9%, revenue per ton up 6.5%
•Operating profit before G&A of $3.4 million, up $432,000; operating margins above 91%
•NOI of $3.8 million, up $498,000 or 15% year-over-year, the second consecutive quarter of double-digit underlying growth, with both volume and pricing trending favorably

Development and Active Pipeline
•Harford County residential lots: 228 of 344 lots sold (vs. 195 at Q4 2025); $30.0 million of $31.1 million commitment returned, $7.1 million recorded as profit to date
•Lakeland, FL warehouse and Broward County, FL warehouse: substantial completion expected Q2 2026
•Woven, Greenville, SC: under construction, substantial completion expected late 2027
•Estero Phase 1, Naples/Ft. Myers, FL: under construction, substantial completion expected late 2027
•Lake County, FL warehouses (SREP JV): substantial completion of first warehouse expected Q1 2027
•Riverfront Phase III/IV received second-stage PUD approval October 10, 2025; Phase III not currently in development, with property taxes now expensed rather than capitalized. Phase IV under entitlement.

Altman Logistics Platform
•First full quarter following the October 21, 2025, closing of the Altman Logistics Property acquisition
•Development segment recognized $163,000 of joint venture management fee revenue from the three minority-interest warehouse projects acquired in the Altman transaction
•Acquired projects include warehouses in Delray Beach, FL (199,476 sq ft completed Q1 2026; additional 392,976 sq ft of land for two warehouses); Hamilton, NJ (170,800 sq ft substantial completion Q1 2026); Parsippany, NJ (140,031 sq ft, substantial completion Q2 2026); and Southwest Ranches, FL (335,617 sq ft land acquisition contracted for 2026)
•Several former Altman employees joined FRP as part of the transaction, providing in-house origination capability across Florida and New Jersey

Conference Call
The Company will host a conference call on Wednesday, May 13, 2026, at 9:00 a.m. (ET). Analysts, stockholders and other interested parties may access the teleconference live by calling 1-877-545-0320 (passcode 784509) within the United States or by joining the webcast at https://www.webcaster5.com/Webcast/Page/3158/54012. International callers may dial 1-973-528-0002 (passcode 784509). Audio replay will be available until May 13, 2027, by accessing it at the same link. The webcast replay will also be available on the Company’s investor relations page (https://www.frpdev.com/investor-relations/) following the call.

Additional Information
Our investor relations website is https://investors.frpdev.com and we encourage investors to use it as a way of easily finding information about us. We promptly make available on this website, free of charge, the reports that we file or furnish with the SEC, press releases, quarterly earnings presentations, investor presentations, and corporate governance information, and you may subscribe to Email Alerts to be notified of new information posted to this site.

Investors are cautioned that any statements in this press release which relate to the future are, by their nature, subject to risks and uncertainties that could cause actual results and events to differ materially from those indicated in such forward-looking statements. These include, but are not limited to: the possibility that we may be unable to find appropriate investment opportunities; levels of construction activity in the markets served by our mining properties; demand for flexible warehouse/office facilities in our markets; multifamily demand in Washington D.C. and Greenville, South Carolina; our ability to obtain zoning and entitlements necessary for property development; the impact of lending and capital market conditions on our liquidity; our ability to finance projects or repay our debt; general real estate investment and development risks; vacancies in our properties; risks associated with developing and managing properties in partnership with others; competition; our ability to renew leases or re-lease spaces as leases expire; illiquidity of real estate investments; bankruptcy or defaults of tenants; the impact of restrictions imposed by our credit facility; the level and volatility of interest rates; environmental liabilities; inflation risks; cybersecurity risks; and construction costs; as well as other risks listed from time to time in our SEC filings; including but not limited to; our annual and quarterly reports. We have no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

FRP Holdings, Inc. is a holding company engaged in the real estate business, namely (i) leasing and management of commercial properties owned by the Company, (ii) leasing and management of mining royalty land owned by the Company, (iii) real property acquisition, entitlement, development and construction primarily for apartment, retail, warehouse, and office, and (iv) leasing and management of residential apartment buildings.

Investor & Media Contacts:
Robert Winters or Abe Plimpton
FRPH@alpha-ir.com
312-445-2870

Comparative Results of Operations for the three months ended March 31, 2026 and 2025
Consolidated Results

(dollars in thousands)	Three Months Ended March 31,
	2026	2025	Change	%
Revenues:
Lease revenue	$6,713	7,072	$(359)	-5.1%
Mining royalty and rents	3,717	3,234	483	14.9%
Joint venture management fee revenue	164	—	164
Total revenues	10,594	10,306	288	2.8%

Cost of operations:
Depreciation, depletion and amortization	2,842	2,607	235	9.0%
Operating expenses	2,130	1,859	271	14.6%
Property taxes	1,025	938	87	9.3%
General and administrative	4,085	2,577	1,508	58.5%
Total cost of operations	10,082	7,981	2,101	26.3%

Total operating profit	512	2,325	(1,813)	-78.0%

Net investment income	1,688	2,561	(873)	-34.1%
Interest expense	(708)	(695)	(13)	1.9%
Equity in loss of joint ventures	(2,615)	(2,031)	(584)	28.8%
Income before income taxes	(1,123)	2,160	(3,283)	-152.0%
Provision for income taxes	(202)	526	(728)	-138.4%

Net income	(921)	1,634	(2,555)	-156.4%
Income (loss) attributable to noncontrolling interest	(234)	(76)	(158)	207.9%
Net income attributable to the Company	$(687)	1,710	$(2,397)	-140.2%

Multifamily Segment (Pro rata consolidated and pro rata unconsolidated)

	Three months ended March 31, 2026
(dollars in thousands)	2026	%	2025	%	Change	%

Lease revenue	$8,014	100.0%	8,305	100.0%	(291)	-3.5%

Depreciation and amortization	3,375	42.1%	3,287	39.6%	88	2.7%
Operating expenses	2,889	36.0%	2,625	31.6%	264	10.1%
Property taxes	950	11.9%	970	11.7%	(20)	-2.1%

Cost of operations	7,214	90.0%	6,882	82.9%	332	4.8%

Operating profit before G&A	$800	10.0%	1,423	17.1%	(623)	-43.8%

Depreciation and amortization	3,375		3,287		88
Unrealized rents & other	(91)		(80)		(11)
Net operating income	$4,084	51.0%	4,630	55.7%	(546)	-11.8%

Apartment Building	Units	Pro rata NOI Q1 2026	Pro rata NOI Q1 2025	Avg. Occupancy Q1 2026	Avg. Occupancy Q1 2025	Renewal Success Rate Q1 2026	Renewal % increase Q1 2026

Dock 79 Anacostia DC	305	$801,000	$905,000	89.3%	95.6%	63.6%	6.1%
Maren Anacostia DC	264	$759,000	$855,000	91.6%	93.9%	55.6%	3.7%
Riverside Greenville	200	$234,000	$222,000	97.0%	92.9%	60.6%	0.6%
Bryant Street DC	487	$1,344,000	$1,539,000	92.1%	92.5%	63.6%	1.9%
.408 Jackson Greenville	227	$341,000	$356,000	95.3%	97.2%	41.9%	5.3%
Verge Anacostia DC	344	$605,000	$753,000	89.8%	93.5%	62.5%	1.2%
Multifamily Segment	1,827	$4,084,000	$4,630,000	92.1%	94.0%

Multifamily Segment (Consolidated - Dock 79 & The Maren)

	Three months ended March 31, 2026
(dollars in thousands)	2026	%	2025	%	Change	%

Lease revenue	$5,195	100.0%	5,424	100.0%	(229)	-4.2%

Depreciation and amortization	2,007	38.7%	1,995	36.8%	12	.6%
Operating expenses	1,726	33.2%	1,585	29.2%	141	8.9%
Property taxes	610	11.7%	635	11.7%	(25)	-3.9%

Cost of operations	4,343	83.6%	4,215	77.7%	128	3.0%

Operating profit before G&A	$852	16.4%	1,209	22.3%	(357)	-29.5%

Multifamily Segment (Pro rata unconsolidated)
Our Multifamily Segment has four unconsolidated joint ventures (Bryant Street, The Verge, Riverside, and .408 Jackson). Riverside was moved from the Development segment to the Multifamily segment in 2022, Bryant Street and .408 Jackson moved as of the beginning of 2024 and The Verge moved effective July 1, 2024, each upon reaching lease up stabilization.

	Three months ended March 31, 2026
(dollars in thousands)	2026	%	2025	%	Change	%

Lease revenue	$5,181	100.0%	5,349	100.0%	(168)	-3.1%

Depreciation and amortization	2,276	43.9%	2,193	41.0%	83	3.8%
Operating expenses	1,974	38.1%	1,780	33.3%	194	10.9%
Property taxes	618	11.9%	625	11.7%	(7)	-1.1%

Cost of operations	4,868	94.0%	4,598	86.0%	270	5.9%

Operating profit before G&A	$313	6.0%	751	14.0%	(438)	-58.3%

Industrial and Commercial Segment

	Three months ended March 31, 2026
(dollars in thousands)	2026	%	2025	%	Change	%

Lease revenue	$1,200	100.0%	1,347	100.0%	(147)	(10.9%)

Depreciation and amortization	566	47.1%	391	29.1%	175	44.8%
Operating expenses	326	27.2%	233	17.3%	93	39.9%
Property taxes	127	10.6%	80	5.9%	47	58.8%

Cost of operations	1,019	84.9%	704	52.3%	315	44.7%

Operating profit before G&A	$181	15.1%	643	47.7%	(462)	(71.9%)

Depreciation and amortization	566		391		175
Unrealized revenues	11		105		(94)
Net operating income	$758	63.2%	$1,139	84.6%	$(381)	(33.5%)

Mining Royalty Lands Segment Results

	Three months ended March 31, 2026
(dollars in thousands)	2026	%	2025	%	Change	%

Mining royalty and rent revenue	$3,717	100.0%	3,234	100.0%	483	14.9%

Depreciation, depletion and amortization	226	6.1%	178	5.5%	48	27.0%
Operating expenses	19	0.5%	16	0.5%	3	18.8%
Property taxes	75	2.0%	75	2.3%	—	—%

Cost of operations	320	8.6%	269	8.3%	51	19.0%

Operating profit before G&A	$3,397	91.4%	2,965	91.7%	432	14.6%

Depreciation and amortization	226		178		48
Unrealized revenues	159		141		18
Net operating income	$3,782	101.7%	$3,284	101.5%	$498	15.2%

Development Segment Results

	Three months ended March 31, 2026
(dollars in thousands)	2026	2025	Change

Lease revenue	$319	301	18
Joint venture management fee revenue	163	—	163
Total revenues	482	301	181

Depreciation, depletion and amortization	43	43	—
Operating expenses	59	25	34
Property taxes	213	148	65

Cost of operations	315	216	99

Operating profit before G&A	$167	85	82

CONSOLIDATED BALANCE SHEETS – As of December 31 (In thousands, except share data)

Assets:	March 31 2026	December 31 2025
Real estate investments at cost:
Land	$182,887	182,936
Buildings and improvements	310,168	309,132
Projects under construction	57,354	45,032
Total investments in properties	550,409	537,100
Less accumulated depreciation and depletion	91,412	88,558
Net investments in properties	458,997	448,542

Real estate held for investment, at cost	12,741	12,626
Investments in joint ventures	155,065	153,084
Net real estate investments	626,803	614,252

Cash, cash equivalents and restricted cash including $10,889 and $11,394 of restricted cash at March 31, 2026 and December 31, 2025, respectively	107,859	105,361
Accounts receivable, net	1,950	1,874
Federal and state income taxes receivable	1,279	1,071
Unrealized rents	1,299	1,264
Deferred costs	3,637	3,768
Goodwill	6,893	6,893
Other assets	669	662
Total assets	$750,389	735,145

Liabilities:
Notes payable, net	$203,916	192,554
Accounts payable and accrued liabilities	17,122	12,148
Other liabilities	2,407	2,317
Deferred revenue	3,401	3,356
Deferred income taxes	66,901	66,900
Deferred compensation	1,546	1,524
Tenant security deposits	699	689
Total liabilities	295,992	279,488

Commitments and contingencies

Equity:
Common stock, $.10 par value 25,000,000 shares authorized, 19,170,275 and 19,109,541 shares issued and outstanding, respectively	1,917	1,911
Capital in excess of par value	71,730	71,368
Retained earnings	354,523	355,210
Accumulated other comprehensive income, net	8	24
Total shareholders’ equity	428,178	428,513
Noncontrolling interests	26,219	27,144
Total equity	454,397	455,657
Total liabilities and equity	$750,389	735,145
.

Non-GAAP Financial Measures.
To supplement the financial results presented in accordance with GAAP, FRP presents certain non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. These measures are not, and should not be viewed as, a substitute for GAAP financial measures.

Pro rata Net Operating Income Reconciliation
Three months ending 3/31/26 (in thousands)
	Industrial and Commercial Segment	Development Segment	Multifamily Segment	Mining Royalties Segment	Unallocated Corporate Expenses	FRP Holdings Totals

Net income (loss)	$138	768	(1,893)	2,590	(2,524)	(921)
Income tax allocation	43	236	(510)	795	(766)	(202)

Income (loss) before income taxes	181	1,004	(2,403)	3,385	(3,290)	(1,123)

Less:
Unrealized rents	—	—	46	—	—	—
Management fee revenue	—	163	—	—	—	163
Interest income		804	7		877	1,688
Plus:
Unrealized rents	11	—	—	159	—	124
Professional fees	—	12	51	—	—	63
Equity in loss of joint ventures	—	(33)	2,636	12	—	2,615
Interest expense	—	—	626	—	82	708
Depreciation/amortization	566	43	2,007	226	—	2,842
General and administrative	—	—	—	—	4,085	4,085

Net operating income (loss)	758	59	2,864	3,782	—	7,463

NOI of noncontrolling interest	—	—	(1,304)	—	—	(1,304)
Pro rata NOI from unconsolidated joint ventures	—	178	2,524	—	—	2,702

Pro rata net operating income	$758	237	4,084	3,782	—	8,861

Pro rata Net Operating Income Reconciliation
Three months ending 3/31/25 (in thousands)
	Industrial and Commercial Segment	Development Segment	Multifamily Segment	Mining Royalties Segment	Unallocated Corporate Expenses	FRP Holdings Totals

Net income (loss)	$492	905	(1,169)	2,259	(853)	1,634
Income tax allocation	151	278	(369)	694	(228)	526

Income (loss) before income taxes	643	1,183	(1,538)	2,953	(1,081)	2,160

Less:
Unrealized rents	—	—	—	—	—	—
Interest income	—	1,027	—	—	1,534	2,561
Plus:
Unrealized rents	105	—	3	141	—	249
Professional fees	—	—	31	—	—	31
Equity in loss of joint ventures	—	(71)	2,090	12	—	2,031
Interest expense	—	—	657	—	38	695
Depreciation/amortization	391	43	1,995	178	—	2,607
General and administrative	—	—	—	—	2,577	2,577

Net operating income (loss)	1,139	128	3,238	3,284	—	7,789

NOI of noncontrolling interest	—	—	(1,478)	—	—	(1,478)
Pro rata NOI from unconsolidated joint ventures	—	183	2,870	—	—	3,053

Pro rata net operating income	$1,139	311	4,630	3,284	—	9,364